EXHIBIT 99

                                [GRAPHIC OMITTED]
                                   C-BASS[SM]
              CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

                           BANC OF AMERICA SECURITIES

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$[204,914,000] CERTIFICATES (APPROXIMATE)


C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
CLASSES AF-1, AF-2, AF-3, AV-1, AV-2, A-IO, M-1, M-2, B-1 & B-2

ASSET BACKED FUNDING CORPORATION
DEPOSITOR

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
SELLER

LITTON LOAN SERVICING LP
SERVICER


OCTOBER 24, 2002


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

                                                  C-BASS 2002-CB5 TRUST
                                               OFFERED CERTIFICATES (a)(b)
---------------------------------------------------------------------------------------------------------------------------
                                                        TO CALL:
---------------------------------------------------------------------------------------------------------------------------
                                                                         Expected  Scheduled         Expected Ratings
                     Expected                                 Expected  Principal    Final       --------------------------
            Loan     Approximate  Class  Interest  Principal    WAL       Window   Distribution
 Class      Group     Size (a)    Type     Type      Type      (yrs)      (mos)      Date        S&P      Moody's    Fitch
---------------------------------------------------------------------------------------------------------------------------
AF-1(d)(e)    I     $45,000,000   SEN   Floating     SEQ        0.90      1 - 24   02/25/18       AAA       Aaa       AAA
AF-2(d)(e)    I     $24,200,000   SEN     Fixed      SEQ        3.11      24 - 61  04/25/24       AAA       Aaa       AAA
AF-3(d)(e)    I     $18,966,000   SEN     Fixed      SEQ        6.76      61 - 88  02/25/31       AAA       Aaa       AAA
AV-1(d)(e)    II    $67,565,000   SEN   Floating     SEQ        1.22      1 - 36   05/25/29       AAA       Aaa       AAA
AV-2(d)(e)    II    $16,500,000   SEN   Floating     SEQ        5.32      36 - 88  04/25/32       AAA       Aaa       AAA
A-IO(c)     I & II    Notional    IO     Fixed    Notional                                        AAA       Aaa       AAA
M-1(d)(e)   I & II  $11,413,000   MEZ   Floating     SEQ        4.94      40 - 88  02/25/32       AA        Aa2       AA
M-2(d)(e)   I & II   $9,857,000   MEZ   Floating     SEQ        4.88      38 - 88  12/25/31        A        A2         A
 B-1(d)(e)  I & II   $9,338,000   SUB   Floating     SEQ        4.85      37 - 88  09/25/31       BBB      Baa2       BBB
 B-2(d)(e)  I & II   $2,075,000                       CALL BAS SYNDICATE DESK                     BBB-     Baa3       BBB-
 B-3        I & II   $2,594,000   SUB   Floating                                  NON-OFFERED
---------------------------------------------------------------------------------------------------------------------------

(a) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(b) The Offered Certificates will be priced to the Optional Termination Date. The Class AF-2, Class AF-3 and the Class A-IO Certificates will settle with accrued interest, beginning on October 1, 2002. Class AF-1, Class AV-1, Class AV-2 and the Subordinate Certificates, will settle flat.

(c) The Class A-IO Certificates will be comprised of the Group I A-IO Component and the Group II A-IO Component. The Class A-IO is a 12 month fixed rate interest only class. Notional Schedule and coupon are described on page 3. The aggregate notional balance of the Class A-IO will initially equal $162,000,000.

(d) The coupon on the Class AF-2 and Class AF-3 Certificates will increase by 50 bps on the first distribution date after the Optional Termination Date and the margin on the Class AF-1, Class AV-1 and Class AV-2 Certificates will equal 2 times its original applicable margin on the first distribution date after the Optional Termination Date. Likewise, the applicable margin for the Class M-1, M-2, B-1, B-2 and B-3 Certificates will equal 1.5 times its original applicable margin on the first distribution date after the Optional Termination Date.

(e)   Subject to the applicable Rate Cap.

--------------------------------------------------------------------------------
                                 PRICING SPEED
--------------------------------------------------------------------------------
LOAN GROUP I       The pricing speed for the fixed rate Mortgage Loans is 23%
                   CPR.

LOAN GROUP II      The pricing speed for the adjustable rate Mortgage Loans is
                   30% CPR.

Note: The combined Loan Group I and Loan Group II pricing speeds will be equivalent to 100% of the Pricing Prepayment Assumption.

--------------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CLASS A-IO NOTIONAL SCHEDULE
--------------------------------------------------------------------------------
The Class A-IO Certificates will be comprised of the Group I A-IO component and the Group II A-IO Component. The notional amount of each component will equal the lesser of (i) the aggregate principal balance of the mortgage loans in the related loan group before the application of any principal payments for such due period and (ii) the amount as stated in each applicable schedule below. The coupon of each component will be equal to 2.75% per annum for the first four Distribution Dates and will be 3.25% per annum thereafter.

           GROUP I A-IO                        GROUP I A-IO
MONTH     COMPONENT AMOUNT       MONTH        COMPONENT AMOUNT
-----     ----------------       -----        ----------------
  1            $92,000,000         1             $70,000,000
  2            $86,000,000         2             $65,000,000
  3            $81,000,000         3             $61,000,000
  4            $75,000,000         4             $57,000,000
  5            $70,000,000         5             $52,000,000
  6            $66,000,000         6             $49,000,000
  7            $61,000,000         7             $45,000,000
  8            $57,000,000         8             $42,000,000
  9            $53,000,000         9             $40,000,000
 10            $50,000,000        10             $37,000,000
 11            $47,000,000        11             $34,000,000
 12            $44,000,000        12             $32,000,000


--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC

ABS/MBS TRADING/SYNDICATE            (704) 388-1597
-------------------------
                                     (704) 335-5904 (Fax)

Chris Hentemann                      (chris.c.hentemann@bankofamerica.com)

Rob Karr                             (robert.h.karr@bankofamerica.com)

David Nagle                          (david.w.nagle@bankofamerica.com)

GLOBAL STRUCTURED FINANCE            (704) 388-9668 (Fax)
-------------------------
Dan Goodwin                          (704) 388-1153
                                     (daniel.g.goodwin@bankofamerica.com)

Vik Garg                             (704) 388-3681
                                     (vikas.garg@bankofamerica.com)

Rob Baldwin                          (704) 388-7508
                                     (robert.baldwin@bankofamerica.com)

Ibo Incoglu                          (704) 387-4076
                                     (ibrahim.incoglu@bankofamerica.com)

Florin Nedelciuc                     (704) 388-4931
                                     (florin.nedelciuc@bankofamerica.com)

--------------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:             C-BASS Mortgage Loan Asset-Backed Certificates,
                                 Series 2002-CB5

OFFERED CERTIFICATES:            Class AF-1, Class AF-2, Class AF-3, Class AV-1,
                                 Class AV-2, Class A-IO, Class M-1, Class M-2,
                                 Class B-1 and the Class B-2 Certificates.

SENIOR CERTIFICATES:             Class AF-1, Class AF-2 and the Class AF-3
                                 Certificates (the "Group I Senior
                                 Certificates") and the Class AV-1 and Class
                                 AV-2 Certificates (the "Group II Senior
                                 Certificates"). Collectively, the Group I
                                 Senior Certificates, the Group II Senior
                                 Certificates and the Class A-IO Certificates are referred herein as the Class A
                                 Certificates.

SUBORDINATE CERTIFICATES:        Class M-1, Class M-2, Class B-1, Class B-2 and
                                 Class B-3 Certificates

SERVICER:                        Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

SELLER:                          Credit-Based Asset Servicing and Securitization
                                 LLC ("C-BASS")

DEPOSITOR:                       Asset Backed Funding Corporation

TRUSTEE:                         U.S. Bank National Association

CUSTODIAN:                       BNY Western Trust Company

RATING AGENCIES:                 Standard & Poor's ("S&P"), Moody's Investors
                                 Service, Inc. ("Moody's") and Fitch Ratings
                                 ("Fitch")

LEAD UNDERWRITER:                Banc of America Securities LLC

CO-MANAGERS:                     J.P. Morgan Securities Inc.

SETTLEMENT DATE:                 On or about November 6th, 2002.

DISTRIBUTION DATES:              25th of each month, or if such day is not a
                                 business day, the next succeeding business day, beginning on November 25, 2002.

STATISTICAL CUT-OFF DATE:        The close of business on October 1, 2002.

PAYMENT DELAY:                   With respect to the Class AF-2, Class AF-3
                                 Certificates and the Class A-IO Certificates,
                                 24 days. With respect to the Class AF-1
                                 Certificates, Class AV-1, Class AV-2
                                 Certificates and the Subordinate Certificates,
                                 0 days.

DAY COUNT:                       With respect to the Class AF-2, Class AF-3
                                 Certificates and the Class A-IO Certificates,
                                 30/360. With respect to the Class AF-1
                                 Certificates, Class AV-1, Class AV-2
                                 Certificates and the Subordinate Certificates,
                                 Actual/360.

SERVICING FEE:                   0.50% per annum.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TRUSTEE FEE:                     0.01% of the aggregate principal balance of the
                                 Mortgage Loans.

RECORD DATE:                     With respect to the Class AF-2, Class AF-3
                                 Certificates and the Class A-IO Certificates, the Record Date is the last business day of the month immediately preceding the month in which the related Distribution Date occurs, or the Closing Date, in the case of the first
                                 Distribution Date. For the Class AF-1, Class
                                 AV-1, Class AV-2 and the Subordinate
                                 Certificates, the Record Date is the business day preceding the Distribution Date.

SPECIAL SERVICING FEE:           $150 per Mortgage Loan that is 90 or more days
                                 delinquent and is not a Re-Performing Loan or a second lien Mortgage Loan, payable monthly for eighteen consecutive months commencing in the first month after the Statistical Cut-off Date in which payments on such Mortgage Loan are 90 or more days delinquent, unless such Mortgage
                                 Loan becomes less than 90 days delinquent or is liquidated or repurchased. The Special
                                 Servicing Fee will be subordinate to payments to the Offered Certificates and the Class B-3
                                 Certificates.

OPTIONAL CLEAN-UP CALL:          Any Distribution Date on or after which the
                                 aggregate principal balance of the Mortgage
                                 Loans declines to 10% or less of the aggregate principal balance as of the Statistical Cut-off
                                 Date ("Cut-off Balance").

DENOMINATION:                    $25,000 and multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:               The Offered Certificates will NOT be SMMEA
                                 eligible.

ERISA ELIGIBILITY:               Only the Senior Certificates may be ERISA
                                 eligible. The Subordinate Certificates will NOT be ERISA eligible.

TAX STATUS:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.


MORTGAGE LOANS:                  The initial Mortgage Pool consists of fixed and
                                 adjustable rate, FHA/VA insured and
                                 conventional closed-end mortgage loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties.
                                 The collateral information presented in this term sheet regarding the Mortgage Pool is as of the Statistical Cut-Off Date. The initial
                                 Mortgage Pool consists of Performing Mortgage
                                 Loans and Sub-Performing Mortgage Loans. Please see "Collateral Description" for additional information. The initial Mortgage Pool will be divided into two groups:

                                 o   Group I Mortgage Loans will consist of:
                                     approximately 1,275 fixed rate mortgage
                                     loans with an aggregate principal balance of approximately $106,225,354.

                                 o   Group II Mortgage Loans will consist of
                                     approximately 817 adjustable rate mortgage loans with an aggregate principal balance of approximately $101,283,627.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

GROUP I RATE CAP:                The Group I Rate Cap shall equal the average of
                                 the Group I Mortgage Interest Rates (net of the
                                 Servicing Fees, Trustee Fees and the Group I
                                 Class A-IO Component interest), weighted on the basis of the Group I Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed
                                 360-day year have 30 day months.

AF-1 RATE CAP:                   The Pass-Through rate of the Class AF-1
                                 Certificates may be subject to a cap equal to the product of (x) the Group I Rate Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUP II RATE CAP:               The Group II Rate Cap shall equal the average
                                 of the Group II Mortgage Interest Rates (net of the Servicing Fees, Trustee Fees and the Group
                                 II Class A-IO component interest), weighted on the basis of the Group II Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

SUBORDINATE RATE CAP:            The Subordinate Rate Cap shall equal the
                                 average of the mortgage pool mortgage interest rates (net of the Servicing Fees, Trustee Fees and the Class A-IO interest distribution), weighted on the basis of the Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

MONTHLY SERVICER ADVANCES:       ACTUARIAL LOANS
                                 The Servicer is required to advance scheduled principal and interest (net of the Servicing
                                 Fee) for any delinquent Mortgage Loan until such loan becomes an REO or until it deems such advance to be nonrecoverable. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of
                                 1940, as amended (the "Relief Act").

                                 SIMPLE INTEREST LOANS
                                 The Servicer is NOT required to advance
                                 scheduled principal and interest for any delinquent simple interest Mortgage Loan. Simple Interest Loans represent 1.11% of the total Mortgage Loans as of the Statistical Cut-off Date.

PREPAYMENT INTEREST SHORTFALL:   For any Distribution Date, an amount equal to
                                 the interest at the mortgage interest rate for such Mortgage Loan (the "Mortgage Interest
                                 Rate") (net of the related Servicing Fees) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month.
                                 The Servicer will cover Prepayment Interest
                                 Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date.
                                 However, the Servicer will not cover Prepayment
                                 Interest Shortfalls on Mortgage Loans that are subject to the Soldiers' and Sailors' Civil
                                 Relief Act of 1940, as amended or on Simple
                                 Interest Loans.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              CLASS A CREDIT ENHANCEMENT

                                 (i)     Excess interest.

                                 (ii) Subordination of Class M-1, Class M-2, Class B-1 Class B-2 and Class B-3 Certificates, totaling [17.00]% of the original Mortgage Loan amount and overcollateralization initial equal to [0.00]% building to a Target
                                         Overcollateralization of [0.50]% of the
                                         aggregate principal balance of the
                                         Mortgage Loans as of the Statistical
                                         Cut-off Date.

                                 CLASS M-1, CLASS M-2, CLASS B-1 AND CLASS B-2 CREDIT ENHANCEMENT

                                 (i)     Excess interest.

                                 (ii)    Class M-1 is enhanced by [11.50]% in
                                         subordinate certificates and
                                         overcollateralization initially equal
                                         to [0.00]% building to a Target
                                         Overcollateralization of [0.50]% of the
                                         aggregate principal balance of the
                                         Mortgage Loans as of the Statistical
                                         Cut-off Date.

                                 (iii)   Class M-2 is enhanced by [6.75]% in
                                         subordinate certificates and
                                         overcollateralization initially equal
                                         to [0.00]% building to a Target
                                         Overcollateralization of [0.50]% of the
                                         aggregate principal balance of the
                                         Mortgage Loans as of the Statistical
                                         Cut-off Date.

                                 (iv)    Class B-1 is enhanced by [2.25]% in
                                         subordinate certificates and
                                         overcollateralization initially equal
                                         to [0.00]% building to a Target
                                         Overcollateralization of [0.50]% of the
                                         aggregate principal balance of the
                                         Mortgage Loans as of the Statistical
                                         Cut-off Date.

                                 (v)     Class B-2 is enhanced by [1.25]% in
                                         subordinate certificates and
                                         overcollateralization initially equal
                                         to [0.00]% building to a Target
                                         Overcollateralization of [0.50]% of the
                                         aggregate principal balance of the
                                         Mortgage Loans as of the Statistical
                                         Cut-off Date.

                                 (vi)    Class B-3 is enhanced by
                                         overcollateralization initially equal
                                         to [0.00]% building to a Target
                                         Overcollateralization of [0.50]% of the
                                         aggregate principal balance of the
                                         Mortgage Loans as of the Statistical
                                         Cut-off Date


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

FORMULA RATE:                    The Formula Rate for the Class AF-1, Class
                                 AF-2, Class AF-3, Class AV-1, Class AV-2, Class
                                 M-1, Class M-2, Class B-1, Class B-2 and Class
                                 B-3 Certificates is as follows:

                                 o  Prior to the Optional Clean-up Call Date:
                                    for the Class AF-2 and Class AF-3
                                    Certificates, a fixed rate which will be set at pricing; and for the Class AF-1, Class AV-1, Class AV-2, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, 1-Month LIBOR plus a margin which will be set at pricing for each class;

                                 o After the Optional Clean-up Call Date: for the Class AF-2 and Class AF-3 Certificates, the initial fixed rate set at pricing plus 50 bps; and for the Class AF-1, Class AV-1 and Class AV-2 Certificates, 1-Month LIBOR plus 2 times the original margin; and for the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, 1-Month LIBOR plus 1.5 times the original margin.

PASS-THROUGH RATE:               The monthly Pass-Through Rate for the Class
                                 AF-1, Class AF-2, Class AF-3, Class AV-1, Class
                                 AV-2, Class M-1, Class M-2, Class B-1, Class
                                 B-2 and Class B-3 Certificates on each
                                 Distribution Date is the lesser of:

                                    (i)  The Formula Rate; and

                                    (ii) the applicable Rate Cap for the
                                         Distribution Date.

INTEREST ACCRUAL:                Interest will accrue on the Offered
                                 Certificates at the applicable Pass-Through
                                 Rate.

                                 o The first accrual period for the Class AF-2, Class AF-3 Certificates and the Class A-IO Certificates, will begin on October 1, 2002 and end on October 31, 2002. Interest will accrue on the Class AF-2, Class AF-3 Certificates and the Class A-IO Certificates from and including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

                                 o  Interest on the Class AF-1, Class AV-1,
                                    Class AV-2 Certificates and the Subordinate
                                    Certificates, will accrue initially from the Settlement Date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date on an Actual/360 basis.

INTEREST CARRY FORWARD           As of any Distribution Date, the sum of: (x)
AMOUNT:                          the excess, if any, of the accrued certificate
                                 interest and any Interest Carry Forward Amount from the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior
                                 Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate for such class for the related accrual period.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

GROUP II LIBOR CARRYOVER         If on any Distribution Date, the Pass-Through
AMOUNT:                          Rate for the Class AV-1 and Class AV-2
                                 Certificates is limited by the Group II Rate
                                 Cap, the excess of (i) the amount of interest the Class AV-1 and Class AV-2 Certificates would have been entitled to receive on such Distribution Date based on the applicable
                                 Formula Rate, over (ii) the amount of interest the Class AV-1 and Class AV-2 Certificates received on such Distribution Date based on the Group II Rate Cap, together with the unpaid portion of any such excess from prior
                                 Distribution Dates plus interest accrued thereon.




SUBORDINATE LIBOR CARRYOVER      If on any Distribution Date, the Pass-Through
AMOUNT:                          Rate for the Subordinate Certificates is
                                 limited by the Subordinate Rate Cap, the excess of (i) the amount of interest the Subordinate
                                 Certificates would have been entitled to receive on such Distribution Date based on the applicable Formula Rate, over (ii) the amount of interest the Subordinate Certificates received on such Distribution Date based on the Subordinate Rate Cap, together with the unpaid portion of any such excess from prior
                                 Distribution Dates plus interest accrued thereon

EXCESS INTEREST:                 Excess Interest to the extent it is not used
                                 for other required purposes, including to cover interest or principal shortfalls on the Offered
                                 Certificates and the Class B-3 Certificates, will be available to make payments of the related LIBOR Carryover Amount to the related
                                 Offered Certificates in an amount equal to any reductions in the amount of interest payable to such holders caused by application of the related Rate Cap.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       INTEREST DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

                                 Distributions of interest to the Offered
PRIORITY OF DISTRIBUTIONS -      Certificates and the Class B-3 Certificates
INTEREST:                        will be made from the interest available amount
                                 from the related groups of Mortgage Loans as follows:

                                 (A) From the interest available amount related to the Group I Mortgage Loans:

                                    (i)     to the Trustee, the related group
                                            Trustee Fee;

                                    (ii)    to the Class AF-1, Class AF-2, Class
                                            AF-3 Certificates and the Group I
                                            A-IO Component, pro rata, the
                                            applicable Accrued Certificate
                                            Interest for such Distribution Date;

                                    (iii)   to the Class AF-1, Class AF-2, Class
                                            AF-3 Certificates and the Group I
                                            A-IO Component, pro rata, the
                                            applicable Interest Carryfoward
                                            Amount for such Distribution Date;
                                            and

                                    (iv)    to the Class AV-1, Class AV-2
                                            Certificates and the Group II A-IO
                                            Component, pro rata, the applicable
                                            Accrued Certificate Interest and
                                            Interest Carryforward Amounts for
                                            such Distribution Date to the extent
                                            not covered by clause B (ii) and B
                                            (iii) below;


                                    (B) From the interest available amount
                                        related to the Group II Mortgage Loans:

                                    (i)     to the Trustee, the related group
                                            Trustee Fee;

                                    (ii)    to the Class AV-1, Class AV-2
                                            Certificates and the Group II A-IO
                                            Component, pro rata, the applicable
                                            Accrued Certificate Interest for
                                            such Distribution Date;

                                    (iii)   to the Class AV-1, Class AV-2
                                            Certificates and the Group II A-IO
                                            Component, pro rata, the applicable
                                            Interest Carryfoward Amount for such
                                            Distribution Date; and

                                    (iv)    to the Class AF-1, Class AF-2, Class
                                            AF-3 Certificates and the Group I
                                            A-IO Component, pro rata, the
                                            applicable Accrued Certificate
                                            Interest and Interest Carryforward
                                            Amounts for such Distribution Date
                                            to the extent not covered by clause
                                            A (ii) and A (iii) above;


                                    (C) From the interest available amount
                                        remaining after application of clause
                                        A and B above:

                                    (i)     to the Class M-1 Certificates, the
                                            Accrued Certificate Interest thereon
                                            for such Distribution Date;

                                    (ii)    to the Class M-2 Certificates, the
                                            Accrued Certificate Interest thereon
                                            for such Distribution Date;

                                    (iii)   to the Class B-1 Certificates, the
                                            Accrued Certificate Interest thereon
                                            for such Distribution Date;

                                    (iv)    to the Class B-2 Certificates, the
                                            Accrued Certificate Interest thereon
                                            for such Distribution Date;

                                    (v)     to the Class B-3 Certificates, the
                                            Accrued Certificate Interest thereon
                                            for such Distribution Date; and

                                    (vi)    the amount, if any, remaining
                                            distrubuted as the Monthly Excess
                                            Cashflow.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:     With respect to any Distribution Date, to the
                                 extent of funds available, the amount equal to the sum (less certain amounts available for reimbursement of Advances and Servicing
                                 Advances and certain other reimbursable
                                 expenses of the following amounts (without duplication) with respect to the related
                                 Mortgage Loans and the immediately preceding
                                 Collection Period: (i) each payment of
                                 principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                                 (ii) all full and partial principal prepayments received by the servicer during the related
                                 Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage
                                 Loan allocable to principal of all repurchased
                                 Mortgage Loans with respect to such Prepayment
                                 Period, (v) any Substitution Adjustments received on or prior to the previous
                                 Determination Date and not yet distributed, and
                                 (vi) on the distribution date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

PRINCIPAL DISTRIBUTION AMOUNT:   The sum of (i) the Principal Remittance Amount,
                                 less the amount, if any, by which the
                                 overcollateralization amount for the Offered
                                 Certificates exceeds the Targeted
                                 Overcollateralization Amount for such
                                 Distribution Date and (ii) the lesser of (a) the monthly excess interest amount for such Distribution Date and (b) the amount, if any, by which the Targeted Overcollateralization
                                 Amount exceeds the overcollateralization amount for such Distribution Date.

SENIOR PRINCIPAL  DISTRIBUTION   As of any Distribution Date prior to the
AMOUNT:                          related Stepdown Date and on any Distribution
                                 Date thereafter on which the Trigger Event is in effect for the related group, the related
                                 Senior Principal Distribution Amount for the group will equal 100% of the Principal
                                 Distribution Amount.

                                 As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class AF-1, Class AF-2, Class AF-3, Class AV-1 and the Class AV-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [65.00]% and (ii) the Mortgage Loan Balance as of the last day of the related Collection Period and (B) the excess of the Mortgage Loan Balance as of the last day of the related Collection Period minus the OC Floor.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

GROUP I PRINCIPAL ALLOCATION     With respect to any Distribution Date, the
PERCENTAGE:                      percentage equivalent of a fraction, the
                                 numerator of which is (x) the Group I Principal
                                 Remittance Amount for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such
                                 Distribution Date.

GROUP I PRINCIPAL                With respect to any Distribution Date, the
DISTRIBUTION AMOUNT:             Group I Principal Allocation Percentage times
                                 the Senior Principal Distribution Amount.

GROUP II PRINCIPAL ALLOCATION    With respect to any Distribution Date, the
PERCENTAGE:                      percentage equivalent of a fraction, the
                                 numerator of which is (x) the Group II
                                 Principal Remittance Amount for such
                                 Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

GROUP II  PRINCIPAL              With respect to any Distribution Date, the
DISTRIBUTION AMOUNT:             Group II Principal Allocation Percentage times
                                 the Senior Principal Distribution Amount.

CLASS M-1 PRINCIPAL              With respect to any Distribution Date, (i)
DISTRIBUTION AMOUNT:             prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates (other than the Class A-IO
                                 Certificates) remain outstanding; 100% of the Principal Distribution Amount if the Senior
                                 Certificates (other than the Class A-IO
                                 Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates
                                 (other than the Class A-IO Certificates) after distribution of the Senior Principal
                                 Distribution Amount on the related Distribution
                                 Date and (b) the outstanding balance of the Class M-1 Certificates for the group over (ii) the lesser of (a) approximately [76.00]% of the outstanding collateral balance Mortgage Loans on the last day of the related Due Period and
                                 (b) the outstanding collateral balance of the Mortgage Loans on the last day of the related
                                 Due Period minus the OC Floor.

CLASS M-2 PRINCIPAL              With respect to any Distribution Date, (i)
DISTRIBUTION AMOUNT:             prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect , zero if any of the Senior Certificates (other than the Class A-IO
                                 Certificates) and Class M-1 Certificates remain outstanding; 100% of the Principal Distribution
                                 Amount if the Senior Certificates and Class M-1
                                 Certificates (other than the Class A-IO
                                 Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates and Class M-1 Certificates
                                 (other than the Class A-IO Certificates) after distribution of the Senior Certificates and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class
                                 M-2 Certificates over (ii) the lesser of (a) approximately [85.50]% of the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period and (b) the outstanding collateral balance Mortgage Loans on the last day of the related Due Period minus the OC Floor.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL              With respect to any Distribution Date, (i)
DISTRIBUTION AMOUNT:             prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect group, zero if any of the Senior Certificates (other than the Class A-IO Certificates), Class M-1 and Class
                                 M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                                 Certificates other than the Class A-IO
                                 Certificates), Class M-1 and Class M-2
                                 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2 Certificates
                                 (other than the Class A-IO Certificates) after distribution of the Senior Certificates, Class
                                 M-1 and Class M-2 Principal Distribution
                                 Amounts, respectively, on the related
                                 Distribution Date and (b) the outstanding balance of the Class B-1 Certificates over (ii) the lesser of (a) approximately [94.50]% of the outstanding collateral balance of the Mortgage
                                 Loans on the last day of the related Due Period and (b) the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period minus the OC Floor.

CLASS B-2 PRINCIPAL              With respect to any Distribution Date, (i)
DISTRIBUTION AMOUNT:             prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates (other than the Class A-IO
                                 Certificates), Class M-1, Class M-2 and Class
                                 B-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior, Class M-1, Class M-2 and Class B-1
                                 Certificates (other than the Class A-IO
                                 Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2 and Class B-1
                                 Certificates (other than the Class A-IO
                                 Certificates) after distribution of the Senior
                                 Certificates, Class M-1, Class M-2 and Class
                                 B-1 Principal Distribution Amounts,
                                 respectively, on the related Distribution Date and (b) the outstanding balance of the Class
                                 B-2 Certificates over (ii) the lesser of (a) approximately [96.50]% of the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period and (b) the outstanding collateral balance of the Mortgage
                                 Loans on the last day of the related Due Period minus the OC Floor.

CLASS B-3 PRINCIPAL              With respect to any Distribution Date, (i)
DISTRIBUTION AMOUNT:             prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the related Senior Certificates (other than the Class A-IO Certificates), Class M-1, Class M-2,
                                 Class B-1 and Class B-2 Certificates remain outstanding; 100% of the Principal Distribution
                                 Amount if the Senior Certificates (other than the Class A-IO Certificates), Class M-1, Class
                                 M-2, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger
                                 Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2, Class B-1 and Class B-2
                                 Certificates (other than the Class A-IO
                                 Certificates) after distribution of the Senior
                                 Certificates, Class M-1, Class M-2, Class B-1 and Class B-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class
                                 B-3 Certificates over (ii) the lesser of (a) approximately [99.00]% of the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period and (b) the outstanding collateral balance of the Mortgage
                                 Loans on the last day of the related Due Period minus the OC Floor.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------


PRIORITY OF DISTRIBUTIONS -      With respect to each Distribution Date (a)
PRINCIPAL:                       before the Stepdown Date or (b) with respect to
                                 which a Trigger Event is in effect, the
                                 Principal Distribution Amount will be
                                 distributed as follows:

                                 (A) the Senior Principal Distribution Amount will be distributed concurrently as follows:

                                 (i) sequentially, to the Class AF-1, Class AF-2 and the Class AF-3 Certificates, in that order, the Group I Principal Distribution Amount until the
                                        Certificates balances of such
                                        Certificates are zero;

                                 (ii)   sequentially, to the Class AV-1 and
                                        Class AV-2 Certificates, in that order,
                                        any remaining Group I Principal
                                        Distribution Amount that has not been
                                        paid pursant to clause (iii) until the
                                        Class AV-1 and Class AV-2 Certificates
                                        balances are zero;

                                 (iii)  sequentially, to the Class AV-1 and
                                        Class AV-2 Certificates, in that order,
                                        the Group II Principal Distribution
                                        Amount until the Class AV-1 and Class
                                        AV-2 Certificates balances are zero;

                                 (iv) sequentially, to the Class AF-1, Class AF-2 and Class AF-3 Certificates, in that order, any remaining Group II Principal Distribution Amount that has not been paid pursant to clause (i) until the AF Certificate balances are zero;

                                 (B) any Group I Principal Distribution Amount and Group II Principal Distribution Amount remaining after clauses (A)(i) through
                                      (iv) above will be distributed
                                      sequentially as follows:

                                 (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (ii) to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iii) to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iv) to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v) to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;; and

                                 (vi)   the amount, if any, remaining
                                        distrubuted as the Monthly Excess
                                        Cashflow.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PRIORITY OF DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

                                 With respect to each Distribution Date (a) on or after the Stepdown Date or (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed as follows:

                                 (A) the Senior Principal Distribution Amount will be distributed concurrently as follows:

                                 (i) sequentially, to the Class AF-1, Class AF-2 and Class AF-3 Certificates, in that order, the Group I Principal Distribution Amount until the
                                        Certificates balances of such
                                        Certificates are zero;

                                 (ii)   sequentially, to the Class AV-1 and
                                        Class AV-2 Certificates, in that order,
                                        any remaining Group I Principal
                                        Distribution Amount that has not been
                                        paid pursant to clause (iii) until the
                                        Class AV-1 and Class AV-2 Certificates
                                        balances are zero;

                                 (iii)  sequentially, to the Class AV-1 and
                                        Class AV-2 Certificates, in that order,
                                        the Group II Principal Distribution
                                        Amount until the Class AV-1 amd Class
                                        AV-2 Certificates balances are zero;

                                 (iv) sequentially, to the Class AF-1, Class AF-2 and Class AF-3 Certificates, in that order, any remaining Group II Principal Distribution Amount that has not been paid pursant to clause (i) until the AF Certificate balances are zero;


                                 (B) any Group I Principal Distribution Amount and Group II Principal Distribution Amount remaining after clauses (A)(i) through
                                      (iv) above will be distributed
                                      sequentially as follows:


                                 (i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iii) to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iv) to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v) to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                                 (vi)   the amount, if any, remaining
                                        distrubuted as the Monthly Excess
                                        Cashflow.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

EXCESS CASHFLOW:                 On any Distribution Date, the sum of the
                                 Monthly Excess Interest Amount, the
                                 Overcollateralization Release Amount and any portion of the Principal Distribution Amount
                                 (without duplication) remaining after principal distributions on the Offered Certificates and the Class B-3 Certificates will be applied in the following order of priority:

                                 (i) to fund any remaining applicable Accrued Certificate Interest for such
                                        Distribution Date, pro rata, among the
                                        Class A Certificates;

                                 (ii)   to fund the remaining Interest Carry
                                        Forward Amounts for the classes of Class
                                        A Certificates, if any, pro rata, among
                                        the Class A Certificates;

                                 (iii)  to fund the Class A Realized Loss
                                        Amortization Amount for such
                                        Distribution Date;

                                 (iv) to fund the Extra Principal Distribution Amount for such Distribution Date, provided, however, that for purpose of this clause (iv) and each Distribution Date beginning in November 2002 until the Distribution Date in October 2003 or until the Target Overcollateralization level is reached (which ever is first), only 50% of the Monthly Excess Interest Amount will be distributed to the holders of the Class A Certificates and the Subordinate Certificates in the priority as described in the Principal Distributions;

                                 (v)    to fund any remaining Accrued
                                        Certificate Interest for such
                                        Distribution Date to the Class M-1
                                        Certificates;

                                 (vi)   to fund the Interest Carry Forward
                                        Amount for the Class M-1 Certificates,
                                        if any;

                                 (vii) to fund the related Class M-1 Realized Loss Amortization Amount for such Distribution Date;

                                 (viii) to fund any remaining Accrued
                                        Certificate Interest for such
                                        Distribution Date to the Class M-2
                                        Certificates;

                                 (ix)   to fund the Interest Carry Forward
                                        Amount for the Class M-2 Certificates,
                                        if any;

                                 (x)    to fund the Class M-2 Realized Loss
                                        Amortization Amount for such
                                        Distribution Date;

                                 (xi)   to fund any remaining Accrued
                                        Certificate Interest for such
                                        Distribution Date to the Class B-1
                                        Certificates;

                                 (xii)  to fund the Interest Carry Forward
                                        Amount for the Class B-1 Certificates,
                                        if any;

                                 (xiii) to fund the Class B-1 Realized Loss
                                        Amortization Amount for such
                                        Distribution Date;

                                 (xiv)  to fund any remaining Accrued
                                        Certificate Interest for such
                                        Distribution Date to the Class B-2
                                        Certificates;

                                 (xv)   to fund the Interest Carry Forward
                                        Amount for the Class B-2 Certificates,
                                        if any;

                                 (xvi)  to fund the Class B-2 Realized Loss
                                        Amortization Amount for such
                                        Distribution Date;

                                 (xvii) to fund any remaining Accrued
                                        Certificate Interest for such
                                        Distribution Date to the Class B-3
                                        Certificates;

                                (xviii) to fund the Interest Carry Forward
                                        Amount for the Class B-3 Certificates,
                                        if any;

                                 (xix)  to fund the Class B-3 Realized Loss
                                        Amortization Amount for such
                                        Distribution Date;

                                 (xx)   to fund the amount of any LIBOR
                                        Carryover Amount;

                                 (xxi)  to pay any Special Servicing Fees for
                                        such Distribution Date or which remain
                                        unpaid from any previous Distribution
                                        Date; and

                                 (xxii) to fund distributions to the holders of
                                        the Class N, Class X and Class R
                                        Certificates in the amounts specified in the Pooling and Servicing Agreement.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
------ -------------------------------------------------------------------------

OVERCOLLATERALIZATION:           On any Distribution Date, interest and
                                 principal collections on the Mortgage Loans in excess of the amount required to make interest and principal distributions on the Offered
                                 Certificates and the Class B-3 Certificates which will be applied first to cover certain shortfalls on the Senior Certificates, then to build and subsequently to maintain the overcollateralization for the Offered
                                 Certificates and the Class B-3 Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

TARGET OVERCOLLATERALIZATION     0.50% of the aggregate initial principal
AMOUNT:                          balance of the Mortgage Loans

STEPDOWN DATE:
                                 The later to occur of:

                                 (a) the earlier to occur of:

                                    (i) the Distribution Date in November 2005;
                                        and

                                    (ii) the Distribution Date on which the
                                        aggregate principal balance of the Class
                                        AF-1, Class AF-2, Class AF-3, Class AV-1 and the Class AV-2 Certificates have been reduced to zero.

                                 (b) the first Distribution Date on which the
                                    Senior Enhancement Percentage equals twice its initial amount.

SUBORDINATION:                   If excess spread and overcollateralization is
                                 insufficient to cover losses on any Mortgage
                                 Loans, those losses will be applied in
                                 reduction of the principal balances of the Offered Certificates and the Class B-3
                                 Certificates, in reverse order of seniority.

CREDIT SUPPORT PERCENTAGE:          INITIAL CREDIT SUPPORT*        TARGETED CREDIT SUPPORT*
                                    -----------------------        ------------------------
                                       Class       Percent              Class       Percent
                                       -----       -------              -----       -------
                                       Seniors    [17.00]%              Seniors    [35.00]%
                                         M-1      [11.50]%                M-1      [24.00]%
                                         M-2      [6.75.]%                M-2      [14.50]%
                                         B-1      [2.25]%                 B-1      [5.50]%
                                         B-2      [1.25]%                 B-2      [3.50]%
                                         B-3      [0.00]%                 B-3      [1.00]%
                                 * Approximate due to rounding.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------
TRIGGER EVENT:                   Is in effect on a Distribution Date if any one
                                 of the following conditions exist as of the last day of the immediately preceding collection period:

                                 (a)  The "Rolling Six Month 60+ Delinquency
                                      Percentage" equals or exceeds [49%]* of
                                      the Senior Enhancement Percentage; or

                                 (b)  The aggregate amount of realized losses
                                      incurred since the Statistical Cut-off
                                      Date through the last day of such
                                      preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                     Distribution Date                              Percentage
                                     -----------------                              ----------
                                     November 25, 2005 to October 25, 2006           [2.75%]*
                                     November 25, 2006 to October 25, 2007           [3.50%]*
                                     November 25, 2007 to October 25, 2008           [4.50%]*
                                     November 25, 2008 and thereafter                [5.25%]*

                                                                            * These numbers are subject
                                                                                    to revision.

60+ DAY DELINQUENT LOAN:         Each Mortgage Loan with respect to which any
                                 portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage
                                 Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

RE-PERFORMING 60+ DAY            Each Mortgage Loan with respect to which, as of
DELINQUENT LOAN:                 any date of determination, (x) any portion of a
                                 monthly payment is, as of the last day of the prior Collection Period, two months of more past due and (y) with respect to which the mortgagor has made three monthly payments within the three calendar months preceding such date of determination. To the extent that, as of any date of determination, more than [25]% of the mortgage loans (measured by scheduled principal balance) are Re-Performing 60+ Day
                                 Delinquent Loans, the Re-Performing 60+ Day
                                 Delinquent Loans constituting such excess shall be deemed to be 60+ Day Delinquent Loans.

ROLLING SIX MONTH 60+ DAY        With respect to any Distribution Date, the
DELINQUENT PERCENTAGE:           average of the percentage equivalents of the
                                 fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans (other than
                                 Re-Performing 60+ Day Delinquent Loans) as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage
                                 Loan balance as of the end of the related collection period.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------

REALIZED LOSSES:                 Losses resulting from the liquidation of
                                 defaulted mortgage loans will first reduce the level of overcollateralization and excess interest, if any, for the offered certificates
                                 (other than the Class A-IO Certificates) and the Class B-3 Certificates. If there is no overcollateralization or excess interest, such losses will be allocated to the offered certificates (excluding the Class A-IO
                                 Certificates) and the Class B-3 Certificates in reverse order of seniority: Class B-3, Class
                                 B-2, Class B-1, Class M-2 and then Class M-1.
                                 Realized Losses will not be allocated to the Senior Certificates

SPECIAL HAZARD LOSSES:           Special Hazard Losses are generally Realized
                                 Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                                 Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Moans as of the Statistical Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the aggregate principal balances of the Mortgage
                                 Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding classes
                                 (other than the Class A Certificates),
                                 including the Class B-3 Certificates and the non-offered certificates, pro rata, based on their respective Certificate Principal
                                 Balances.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                               COLLATERAL OVERVIEW
                               -------------------

The Mortgage Loans in Fixed Rate Pool are fixed rate FHA/VA insured mortgage loans or fixed rate conventional, one- to four-family, first and second lien mortgage loans. The Mortgage Loans in the ARM Pool are adjustable rate, one- to four-family, first lien mortgage loans. The Mortgage Pool consists of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans.

PERFORMING MORTGAGE LOANS
-------------------------
"Performing Mortgage Loan" is a Mortgage Loan (which might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Statistical Cut-off Date, is 30 days Delinquent.

A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on January 1, 2002 will be reported as Delinquent as of the close of business on February 1, 2002 if the Monthly Payment is not made by such time.

SUB-PERFORMING MORTGAGE LOAN
----------------------------
"Sub-Performing Mortgage Loan" is a Mortgage Loan pursuant to which a payment due prior to the Statistical Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days Delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

                  (i) "Forbearance Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Statistical Cut-off Date but not received prior to the Statistical Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent remaining outstanding as of the Statistical Cut-off Date.

                  (ii) "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor defaulted and, after default, became the subject of a case under Title 11 of the United States Code (the "Bankruptcy Code") and, as of the Statistical Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------



ARREARAGE
---------
With respect to certain Delinquent Mortgage Loans, the total amount of scheduled monthly payments due thereon on or before the Statistical Cut-off Date but not received prior to the Statistical Cut-off Date, together with any outstanding servicing advances on such Mortgage Loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage shall not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Actuarial Loans that become a Delinquent Mortgage Loan and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans, each to the extent such advances are deemed recoverable, until such Mortgage Loans become current or REO.

FHA MORTGAGE LOANS
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA MORTGAGE LOANS
-----------------
The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                             C-BASS SERIES 2002-CB5
             FIXED RATE MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                                TOTAL          MINIMUM           MAXIMUM
                                                                                       -----          -------           -------
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                          $106,225,354.43
Number of Mortgage Loans                                                               1,275
Average Outstanding Principal Balance                                             $83,314.00          $506.28       $551,927.70
Average Original Loan Balance                                                     $87,003.44        $4,600.00       $553,500.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                             78.37%            6.65%           115.86%
(1) Weighted Average Loan Rate                                                        9.349%           5.000%           17.000%
(1) Weighted Average Original Term to Maturity (months)                                  328               60               573
(1) Weighted Average Remaining Term to Stated Maturity (months)                          292               16               360
(1) (2) Weighted Average Credit Score                                                    616              411               842
--------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 99.60% of the Fixed Rate Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT OF STATISTICAL
                                                                                                       CALCULATION DATE
                                                  RANGE                                               PRINCIPAL BALANCE
                                                  -----                                               -----------------
         Product Type                             Fully Amortizing                                               95.61%
                                                  Balloon Payment                                                 4.39%

         Lien                                     First                                                          95.90%
                                                  Second                                                          4.10%

         Geographic Distribution                  California                                                     37.14%
                                                  Florida                                                        10.75%
                                                  New York                                                        7.72%
                                                  Texas                                                           6.50%
                                                  Ohio                                                            3.59%

         Largest Zip Code Concentration           94610                                                           0.81%

         FHA/VA Loans                                                                                             1.09%

         Seller Financed Loans                                                                                    6.71%

         Loans with Mortgage Insurance                                                                            4.44%

         Loans with Prepayment Penalties                                                                         36.49%
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------


                                PRINCIPAL BALANCE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
         PRINCIPAL BALANCE OUTSTANDING                  LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
         $1 to   $50,000                                     477            $   14,998,322.04                           14.12%
    $50,001 to   $100,000                                    462                33,493,275.46                           31.53
   $100,001 to   $150,000                                    199                24,138,698.90                           22.72
   $150,001 to   $200,000                                     53                 9,188,726.18                            8.65
   $200,001 to   $250,000                                     42                 9,463,433.02                            8.91
   $250,001 to   $300,000                                     15                 4,062,011.68                            3.82
   $300,001 to   $350,000                                      8                 2,616,662.34                            2.46
   $350,001 to   $400,000                                      9                 3,417,996.63                            3.22
   $400,001 to   $450,000                                      3                 1,289,770.19                            1.21
   $450,001 to   $500,000                                      4                 1,969,095.30                            1.85
   $500,001 to   $550,000                                      2                 1,035,434.99                            0.97
   $550,001 to   $600,000                                      1                   551,927.70                            0.52
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                   FICO SCORE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
                  FICO SCORE                            LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Not Available (1)                                            7            $      426,583.83                            0.40%
  401 to 420                                                   1                    80,226.56                            0.08
  421 to 440                                                   5                   599,265.53                            0.56
  441 to 460                                                  19                 1,719,424.73                            1.62
  461 to 480                                                  29                 1,552,000.02                            1.46
  481 to 500                                                  55                 4,032,775.79                            3.80
  501 to 520                                                  66                 4,877,526.55                            4.59
  521 to 540                                                  80                 5,858,886.53                            5.52
  541 to 560                                                  94                 6,401,241.05                            6.03
  561 to 580                                                 113                 8,675,555.18                            8.17
  581 to 600                                                 111                 8,786,694.27                            8.27
  601 to 620                                                 136                10,943,315.34                           10.30
  621 to 640                                                 142                12,490,584.04                           11.76
  641 to 660                                                  98                 9,736,090.13                            9.17
  661 to 680                                                  97                 8,374,464.42                            7.88
  681 to 700                                                  59                 5,832,615.64                            5.49
  701 to 720                                                  54                 5,397,189.66                            5.08
  721 to 740                                                  49                 5,378,113.88                            5.06
  741 to 760                                                  29                 3,113,120.71                            2.93
  761 to 780                                                  22                 1,482,217.93                            1.40
  781 to 800                                                   7                   444,329.68                            0.42
  821 to 840                                                   1                    12,773.37                            0.01
  841 to 850                                                   1                    10,359.59                            0.01
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                            ORIGINAL TERM TO MATURITY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
           ORIGINAL TERM TO MATURITY                 OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
                   (MONTHS)                             LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
   49 to 60                                                    3            $      149,860.97                            0.14%
   61 to 72                                                    1                     5,531.14                            0.01
   85 to 96                                                    1                    23,819.88                            0.02
   97 to 108                                                   3                    87,421.74                            0.08
  109 to 120                                                  25                 1,096,732.00                            1.03
  121 to 132                                                   2                    64,886.85                            0.06
  133 to 144                                                   1                    50,910.10                            0.05
  145 to 156                                                  10                   561,512.97                            0.53
  157 to 168                                                   4                   132,709.77                            0.12
  169 to 180                                                 250                11,753,945.97                           11.07
  181 to 192                                                   5                   319,601.26                            0.30
  193 to 204                                                   3                   168,956.76                            0.16
  205 to 216                                                   1                    46,788.86                            0.04
  217 to 228                                                   2                   138,151.94                            0.13
  229 to 240                                                 100                 4,021,188.95                            3.79
  241 to 252                                                   8                   363,987.63                            0.34
  253 to 264                                                   1                    88,514.58                            0.08
  265 to 276                                                   4                   100,727.79                            0.09
  277 to 288                                                   3                   292,297.32                            0.28
  289 to 300                                                  10                   553,298.69                            0.52
  301 to 312                                                   2                   151,009.51                            0.14
  313 to 324                                                   3                   136,671.96                            0.13
  325 to 336                                                   3                   255,551.67                            0.24
  337 to 348                                                   2                   210,784.12                            0.20
  349 to 360                                                 794                82,605,869.70                           77.76
  361 to 372                                                  33                 2,827,108.34                            2.66
  565 to 576                                                   1                    17,513.96                            0.02
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                        REMAINING TERM TO STATED MATURITY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
       REMAINING TERM TO STATED MATURITY             OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
                   (MONTHS)                             LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
   13 to 24                                                    2            $      130,923.61                            0.12%
   25 to 36                                                    4                    25,143.62                            0.02
   37 to 48                                                   11                   199,913.84                            0.19
   49 to 60                                                    3                    40,412.30                            0.04
   61 to 72                                                    6                   103,904.39                            0.10
   73 to 84                                                   11                   413,296.31                            0.39
   85 to 96                                                    5                   199,720.78                            0.19
   97 to 108                                                  65                 2,488,641.50                            2.34
  109 to 120                                                  16                 1,031,714.58                            0.97
  121 to 132                                                  20                 1,112,359.52                            1.05
  133 to 144                                                  35                 1,770,662.41                            1.67
  145 to 156                                                  23                 1,010,681.79                            0.95
  157 to 168                                                  37                 2,098,648.87                            1.98
  169 to 180                                                 111                 5,458,733.59                            5.14
  181 to 192                                                   9                   560,335.26                            0.53
  193 to 204                                                  11                   534,531.17                            0.50
  205 to 216                                                   6                   387,774.15                            0.37
  217 to 228                                                   7                   377,356.53                            0.36
  229 to 240                                                  50                 1,697,804.33                            1.60
  241 to 252                                                   2                   177,661.20                            0.17
  253 to 264                                                   5                   232,869.19                            0.22
  265 to 276                                                  39                 3,550,452.49                            3.34
  277 to 288                                                 344                28,978,188.85                           27.28
  289 to 300                                                  10                   415,800.27                            0.39
  301 to 312                                                   8                   722,797.05                            0.68
  313 to 324                                                  47                 3,659,560.36                            3.45
  325 to 336                                                  41                 3,174,965.85                            2.99
  337 to 348                                                  41                 4,775,309.98                            4.50
  349 to 360                                                 306                40,895,190.64                           38.50
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
                 PROPERTY TYPE                          LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Single Family                                            1,101            $   88,509,402.27                           83.32%
  2-Family                                                    55                 5,723,279.27                            5.39
  Condominium                                                 47                 4,451,547.88                            4.19
  Planned Unit Development                                    19                 2,399,542.72                            2.26
  3-Family                                                    15                 2,329,214.10                            2.19
  Manufactured                                                12                   769,890.45                            0.72
  4-Family                                                     6                   617,344.79                            0.58
  Mobile Home                                                 10                   568,153.39                            0.53
  Townhouse                                                    6                   458,735.73                            0.43
  High Rise Condo                                              1                   271,390.63                            0.26
  Mixed Use                                                    1                    87,173.55                            0.08
  Vacant                                                       2                    39,679.65                            0.04
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


                                    OCCUPANCY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
                   OCCUPANCY                            LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Primary                                                  1,103            $   94,483,782.05                           88.95%
  Investor                                                   158                10,311,795.72                            9.71
  Secondary                                                   14                 1,429,776.66                            1.35
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


                                  LOAN PURPOSE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
                 LOAN PURPOSE                           LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Equity Refinance                                           682            $   54,610,331.59                           51.41%
  Purchase                                                   440                37,118,416.36                           34.94
  Rate/Term Refinance                                        152                14,447,945.06                           13.60
  Construction                                                 1                    48,661.42                            0.05
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------


                           CURRENT MORTGAGE LOAN RATE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                   RANGE OF                          OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
          CURRENT MORTGAGE LOAN RATES                   LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
   4.501%   to    5.000%                                       3            $      169,809.39                            0.16%
   5.501%   to    6.000%                                       1                    51,778.25                            0.05
   6.001%   to    6.500%                                       6                   969,016.91                            0.91
   6.501%   to    7.000%                                      27                 4,820,502.52                            4.54
   7.001%   to    7.500%                                      76                10,439,888.72                            9.83
   7.501%   to    8.000%                                     112                13,523,791.95                           12.73
   8.001%   to    8.500%                                      99                11,174,154.78                           10.52
   8.501%   to    9.000%                                     115                10,708,407.90                           10.08
   9.001%   to    9.500%                                      95                 7,909,373.17                            7.45
   9.501%   to   10.000%                                     215                17,345,989.56                           16.33
  10.001%   to   10.500%                                      80                 6,178,051.18                            5.82
  10.501%   to   11.000%                                     129                 8,287,476.45                            7.80
  11.001%   to   11.500%                                      65                 3,834,792.10                            3.61
  11.501%   to   12.000%                                      67                 4,254,923.11                            4.01
  12.001%   to   12.500%                                      32                 1,439,585.69                            1.36
  12.501%   to   13.000%                                      42                 1,779,915.11                            1.68
  13.001%   to   13.500%                                      23                 1,061,685.36                            1.00
  13.501%   to   14.000%                                      47                 1,261,675.18                            1.19
  14.001%   to   14.500%                                      12                   245,246.51                            0.23
  14.501%   to   15.000%                                      26                   686,940.11                            0.65
  16.501%   to   17.000%                                       3                    82,350.48                            0.08
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
               RANGE OF CURRENT                      OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
         COMBINED LOAN-TO-VALUE RATIOS                  LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
     0.01%   to   10.00%                                       3            $       54,052.41                            0.05%
    10.01%   to   20.00%                                       7                   140,664.91                            0.13
    20.01%   to   30.00%                                      26                   834,681.08                            0.79
    30.01%   to   40.00%                                      35                 1,468,216.33                            1.38
    40.01%   to   50.00%                                      44                 2,956,519.69                            2.78
    50.01%   to   60.00%                                      95                 5,407,153.79                            5.09
    60.01%   to   70.00%                                     160                12,226,288.42                           11.51
    70.01%   to   80.00%                                     372                39,972,333.14                           37.63
    80.01%   to   90.00%                                     227                21,127,882.10                           19.89
    90.01%   to  100.00%                                     280                19,273,106.41                           18.14
   100.01%   to  110.00%                                      20                 2,295,274.67                            2.16
   110.01%   to  120.00%                                       6                   469,181.48                            0.44
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                               STATE OR TERRITORY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
              STATE OR TERRITORY                        LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  California                                                 374            $   39,446,887.03                           37.14%
  Florida                                                    136                11,423,817.16                           10.75
  New York                                                    60                 8,204,756.70                            7.72
  Texas                                                      119                 6,904,950.22                            6.50
  Ohio                                                        60                 3,811,429.81                            3.59
  New Jersey                                                  16                 2,828,343.91                            2.66
  Washington                                                  41                 2,679,997.08                            2.52
  Colorado                                                    18                 2,525,202.10                            2.38
  Illinois                                                    33                 2,198,606.35                            2.07
  Pennsylvania                                                40                 1,981,496.55                            1.87
  Georgia                                                     24                 1,860,100.16                            1.75
  Arizona                                                     31                 1,784,580.60                            1.68
  Michigan                                                    32                 1,606,789.22                            1.51
  South Carolina                                              21                 1,497,045.85                            1.41
  Louisiana                                                   17                 1,382,416.10                            1.30
  Indiana                                                     27                 1,371,250.11                            1.29
  North Carolina                                              23                 1,365,618.47                            1.29
  Tennessee                                                   17                 1,355,167.97                            1.28
  Oregon                                                      17                 1,331,644.49                            1.25
  Nevada                                                      17                 1,045,916.00                            0.98
  Missouri                                                    21                   927,115.52                            0.87
  Alabama                                                     16                   924,622.17                            0.87
  Minnesota                                                   11                   919,591.73                            0.87
  New Mexico                                                  11                   897,961.67                            0.85
  Utah                                                        12                   846,321.48                            0.80
  Maryland                                                     9                   707,259.24                            0.67
  Connecticut                                                  4                   599,814.82                            0.56
  Virginia                                                    11                   560,647.66                            0.53
  Kentucky                                                     7                   556,072.11                            0.52
  Oklahoma                                                     8                   470,049.22                            0.44
  Hawaii                                                       2                   366,734.63                            0.35
  Arkansas                                                     5                   328,922.70                            0.31
  Iowa                                                         8                   324,346.49                            0.31
  Mississippi                                                  7                   201,722.17                            0.19
  Massachusetts                                                4                   161,537.04                            0.15
  New Hampshire                                                1                   145,961.31                            0.14
  Wisconsin                                                    2                   111,115.38                            0.10
  West Virginia                                                2                   104,204.47                            0.10
  District of Columbia                                         1                   100,102.99                            0.09
  Nebraska                                                     4                    92,839.95                            0.09
  Rhode Island                                                 1                    72,853.91                            0.07
  Idaho                                                        1                    71,861.62                            0.07
  Wyoming                                                      1                    65,534.67                            0.06
  Kansas                                                       2                    52,161.33                            0.05
  South Dakota                                                 1                     9,984.27                            0.01
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
              DOCUMENTATION LEVEL                       LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Full Documentation                                         707            $   56,753,102.31                           53.43%
  Stated Income                                              122                13,184,400.45                           12.41
  No Documentation                                           173                11,791,196.78                           11.10
  Alternate Documentation                                    110                 8,147,328.93                            7.67
  Limited Documentation                                       69                 6,865,874.16                            6.46
  Streamlined Documentation                                   56                 6,626,142.67                            6.24
  Missing Documentation                                       31                 2,615,123.24                            2.46
  No Data Provided                                             7                   242,185.89                            0.23
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


                               PERFORMANCE STATUS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
              PERFORMANCE STATUS                        LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Current                                                  1,182            $   99,370,909.11                           93.55%
  30-59 Days Past Due                                         93                 6,854,445.32                            6.45
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


                             PREPAYMENT PENALTY TERM

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                  PRINCIPAL BALANCE OF THE FIXED
                                                     OF MORTGAGE         PRINCIPAL BALANCE             RATE MORTGAGES
            PREPAYMENT PENALTY TERM                     LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  No Prepayment Penalties                                    922            $   67,463,161.75                           63.51%
  12 months                                                   36                 5,643,494.77                            5.31
  24 months                                                   35                 2,176,331.60                            2.05
  36 months                                                  102                11,322,374.16                           10.66
  60 months or higher                                        180                19,619,992.15                           18.47
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                 1,275            $  106,225,354.43                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                             C-BASS SERIES 2002-CB5
          ADJUSTABLE RATE MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                                TOTAL          MINIMUM           MAXIMUM
                                                                                       -----          -------           -------
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                          $101,283,626.97
Number of Mortgage Loans                                                                 817
Average Outstanding Principal Balance                                            $123,970.17       $16,038.99       $678,278.85
Average Original Loan Balance                                                    $125,545.88       $18,590.00       $685,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                             78.65%           16.69%           110.62%
(1) Weighted Average Mortgage Interest Rate                                           9.496%           5.990%           16.050%
(1) Weighted Average Gross Margin                                                     6.833%           2.090%           11.870%
(1) Weighted Average Initial Periodic Rate Cap                                        1.968%           1.000%            6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                                     1.214%           1.000%            3.000%
(1) Weighted Average Minimum Interest Rate                                            9.212%           3.250%           16.050%
(1) Weighted Average Maximum Interest Rate                                           16.185%          12.100%           22.550%
(1) Weighted Average Original Term to Maturity (months)                                  360              180               368
(1) Weighted Average Remaining Term to Stated Maturity (months)                          341               84               359
(1) Weighted Average Term to Roll (months)                                                16                1                34
(1) (2) Weighted Average FICO Score                                                      591              439               803
--------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 99.97% of the Adjustable Rate Mortgage Loans have FICO Scores.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT OF STATISTICAL
                                                                                                       CALCULATION DATE
                                                  RANGE                                               PRINCIPAL BALANCE
                                                  -----                                               -----------------
         Product Type                             Fully Amortizing                                              100.00%
                                                  Balloon Payment                                                 0.00%

         Lien                                     First                                                         100.00%
                                                  Second                                                          0.00%

         Geographic Distribution                  California                                                     26.97%
                                                  Michigan                                                        6.22%
                                                  Florida                                                         5.72%
                                                  Texas                                                           5.57%
                                                  Illinois                                                        5.36%

         Largest Zip Code Concentration           06430                                                           0.67%

         FHA/VA Loans                                                                                             0.00%

         Seller Financed Loans                                                                                    0.00%

         Loans with Mortgage Insurance                                                                            0.23%

         Loans with Prepayment Penalties                                                                         70.25%
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                                PRINCIPAL BALANCE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
         PRINCIPAL BALANCE OUTSTANDING                  LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
         $1 to   $50,000                                     126            $    4,691,622.17                            4.63%
    $50,001 to   $100,000                                    315                22,874,031.63                           22.58
   $100,001 to   $150,000                                    168                20,386,470.97                           20.13
   $150,001 to   $200,000                                     81                13,956,918.47                           13.78
   $200,001 to   $250,000                                     47                10,310,708.43                           10.18
   $250,001 to   $300,000                                     21                 5,805,149.38                            5.73
   $300,001 to   $350,000                                     22                 7,151,827.03                            7.06
   $350,001 to   $400,000                                     15                 5,737,369.38                            5.66
   $400,001 to   $450,000                                     11                 4,744,884.57                            4.68
   $450,001 to   $500,000                                      8                 3,881,724.07                            3.83
   $500,001 to   $550,000                                      2                 1,064,642.02                            1.05
   $650,001 to   $700,000                                      1                   678,278.85                            0.67
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                   FICO SCORE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
                  FICO SCORES                           LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Not Available (1)                                            1            $       28,376.30                            0.03%
  421 to 440                                                   1                   122,634.94                            0.12
  441 to 460                                                   7                   568,373.39                            0.56
  461 to 480                                                   6                   792,893.02                            0.78
  481 to 500                                                  42                 4,622,981.72                            4.56
  501 to 520                                                  65                 7,136,778.48                            7.05
  521 to 540                                                  77                 9,022,297.52                            8.91
  541 to 560                                                  82                10,359,161.41                           10.23
  561 to 580                                                  96                11,329,077.85                           11.19
  581 to 600                                                 109                13,880,053.93                           13.70
  601 to 620                                                  88                12,362,819.78                           12.21
  621 to 640                                                  77                11,014,858.21                           10.88
  641 to 660                                                  47                 6,063,320.64                            5.99
  661 to 680                                                  53                 6,600,063.32                            6.52
  681 to 700                                                  21                 2,304,016.45                            2.27
  701 to 720                                                  22                 2,655,553.80                            2.62
  721 to 740                                                  11                 1,329,079.76                            1.31
  741 to 760                                                   7                   738,313.50                            0.73
  761 to 780                                                   2                   124,749.48                            0.12
  781 to 800                                                   2                   154,544.02                            0.15
  801 to 820                                                   1                    73,679.45                            0.07
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                            ORIGINAL TERM TO MATURITY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
           ORIGINAL TERM TO MATURITY                 OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
                   (MONTHS)                             LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  169 to 180                                                   4            $      225,054.27                            0.22%
  349 to 360                                                 809               100,888,383.47                           99.61
  361 to 372                                                   4                   170,189.23                            0.17
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


                        REMAINING TERM TO STATED MATURITY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
       REMAINING TERM TO STATED MATURITY             OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
                   (MONTHS)                             LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
   73 to 84                                                    2            $       71,347.59                            0.07%
   85 to 96                                                    2                   153,706.68                            0.15
  241 to 252                                                   9                   835,294.64                            0.82
  253 to 264                                                  32                 2,549,059.79                            2.52
  265 to 276                                                  90                 6,327,738.37                            6.25
  277 to 288                                                  22                 1,373,943.79                            1.36
  289 to 300                                                  11                   783,648.07                            0.77
  301 to 312                                                   8                   792,119.93                            0.78
  313 to 324                                                  26                 2,797,707.50                            2.76
  325 to 336                                                  27                 2,456,635.15                            2.43
  337 to 348                                                 164                18,803,056.93                           18.56
  349 to 360                                                 424                64,339,368.53                           63.52
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
                 PROPERTY TYPE                          LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Single Family                                              683            $   82,689,896.83                            81.64%
  Planned Unit Development                                    40                 7,159,954.28                            7.07
  2-Family                                                    35                 4,235,630.40                            4.18
  3-Family                                                    14                 2,587,537.35                            2.55
  Condominium                                                 21                 1,849,373.94                            1.83
  4-Family                                                     7                 1,435,001.53                            1.42
  Townhouse                                                    6                   479,277.06                            0.47
  Mobile Home                                                  5                   392,526.89                            0.39
  Manufactured                                                 4                   219,314.78                            0.22
  Mixed Use                                                    1                   163,395.48                            0.16
  Co-op                                                        1                    71,718.43                            0.07
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


                                    OCCUPANCY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
                   OCCUPANCY                            LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Primary                                                    752            $   95,934,853.72                           94.72%
  Investor                                                    56                 4,311,780.23                            4.26
  Secondary                                                    9                 1,036,993.02                            1.02
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


                                  LOAN PURPOSE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
                 LOAN PURPOSE                           LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Equity Refinance                                           480            $   62,479,550.23                           61.69%
  Purchase                                                   254                28,565,175.59                           28.20
  Rate/Term Refinance                                         82                10,219,267.76                           10.09
  Construction                                                 1                    19,633.39                            0.02
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           CURRENT MORTGAGE LOAN RATE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
      RANGE OF CURRENT MORTGAGE LOAN RATE               LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
   5.501%   to    6.000%                                       1            $      548,346.03                            0.54%
   6.001%   to    6.500%                                       1                   209,518.73                            0.21
   6.501%   to    7.000%                                       6                 1,160,502.52                            1.15
   7.001%   to    7.500%                                      21                 3,909,732.45                            3.86
   7.501%   to    8.000%                                      55                10,132,882.90                           10.00
   8.001%   to    8.500%                                      59                 9,097,008.16                            8.98
   8.501%   to    9.000%                                     111                18,861,863.07                           18.62
   9.001%   to    9.500%                                      96                12,670,348.89                           12.51
   9.501%   to   10.000%                                     141                16,307,318.08                           16.10
  10.001%   to   10.500%                                      74                 7,755,450.94                            7.66
  10.501%   to   11.000%                                      90                 8,190,375.27                            8.09
  11.001%   to   11.500%                                      53                 4,478,949.69                            4.42
  11.501%   to   12.000%                                      51                 3,710,705.60                            3.66
  12.001%   to   12.500%                                      20                 1,320,385.69                            1.30
  12.501%   to   13.000%                                      16                 1,630,337.17                            1.61
  13.001%   to   13.500%                                       7                   703,096.56                            0.69
  13.501%   to   14.000%                                       8                   262,857.20                            0.26
  14.001%   to   14.500%                                       2                    84,196.30                            0.08
  15.001%   to   15.500%                                       2                   131,687.47                            0.13
  15.501%   to   16.000%                                       1                    26,413.64                            0.03
  16.001%   to   16.500%                                       2                    91,650.61                            0.09
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------



                      CURRENT COMBINED LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
           RANGE OF CURRENT COMBINED                 OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
              LOAN-TO-VALUE RATIO                       LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
    10.01%   to   20.00%                                       1            $      100,149.76                            0.10%
    20.01%   to   30.00%                                       3                   239,324.84                            0.24
    30.01%   to   40.00%                                       7                   288,071.26                            0.28
    40.01%   to   50.00%                                      25                 1,319,665.86                            1.30
    50.01%   to   60.00%                                      55                 5,038,643.71                            4.97
    60.01%   to   70.00%                                     125                13,055,633.78                           12.89
    70.01%   to   80.00%                                     337                41,087,853.81                           40.57
    80.01%   to   90.00%                                     224                34,121,968.21                           33.69
    90.01%   to  100.00%                                      39                 5,881,866.95                            5.81
   110.01%   to  120.00%                                       1                   150,448.79                            0.15
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                               STATE OR TERRITORY

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
              STATE OR TERRITORY                        LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  California                                                 153            $   27,314,326.80                           26.97%
  Michigan                                                    59                 6,303,574.85                            6.22
  Florida                                                     55                 5,797,201.42                            5.72
  Texas                                                       59                 5,638,105.31                            5.57
  Illinois                                                    50                 5,428,280.06                            5.36
  Washington                                                  31                 4,607,969.12                            4.55
  New York                                                    20                 4,346,697.15                            4.29
  Ohio                                                        46                 3,629,151.96                            3.58
  Arizona                                                     31                 3,243,297.83                            3.20
  Georgia                                                     23                 3,205,032.50                            3.16
  Colorado                                                    16                 2,692,015.26                            2.66
  Missouri                                                    25                 1,883,997.53                            1.86
  South Carolina                                              17                 1,789,012.80                            1.77
  Maryland                                                    10                 1,743,594.84                            1.72
  Nevada                                                      11                 1,679,867.11                            1.66
  Indiana                                                     19                 1,591,750.58                            1.57
  Oregon                                                      14                 1,529,487.89                            1.51
  Utah                                                        12                 1,516,114.42                            1.50
  Massachusetts                                                7                 1,515,219.46                            1.50
  Tennessee                                                   17                 1,508,932.18                            1.49
  Wisconsin                                                    8                 1,495,822.84                            1.48
  Minnesota                                                   12                 1,470,684.07                            1.45
  Hawaii                                                       5                 1,130,126.25                            1.12
  North Carolina                                              15                 1,084,834.17                            1.07
  Pennsylvania                                                12                   941,001.52                            0.93
  New Mexico                                                   9                   919,772.07                            0.91
  Connecticut                                                  4                   889,204.70                            0.88
  Virginia                                                     9                   850,548.24                            0.84
  Iowa                                                         8                   754,638.53                            0.75
  Nebraska                                                     7                   576,416.03                            0.57
  New Jersey                                                   5                   512,704.40                            0.51
  Mississippi                                                  4                   453,865.26                            0.45
  Kentucky                                                     5                   446,353.19                            0.44
  Alabama                                                      5                   334,917.42                            0.33
  Louisiana                                                    5                   325,274.44                            0.32
  New Hampshire                                                5                   320,242.38                            0.32
  Maine                                                        2                   297,150.21                            0.29
  Oklahoma                                                     4                   265,893.24                            0.26
  Montana                                                      2                   259,613.27                            0.26
  West Virginia                                                4                   218,703.82                            0.22
  Rhode Island                                                 3                   199,576.52                            0.20
  District of Columbia                                         2                   161,216.01                            0.16
  Kansas                                                       2                   149,069.72                            0.15
  Arkansas                                                     3                   147,687.05                            0.15
  South Dakota                                                 2                   114,682.55                            0.11
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
              DOCUMENTATION LEVEL                       LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Full Documentation                                         549            $   62,749,592.28                           61.95%
  Stated Income                                              165                26,108,836.20                           25.78
  Limited Documentation                                       51                 6,873,394.73                            6.79
  Alternate Documentation                                     36                 4,371,059.16                            4.32
  No Documentation                                             3                   323,618.87                            0.32
  Missing Documentation                                        5                   298,296.36                            0.29
  Streamlined Documentation                                    5                   292,503.06                            0.29
  No Data Provided                                             3                   266,326.31                            0.26
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


                               PERFORMANCE STATUS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
              PERFORMANCE STATUS                        LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  Current                                                    747            $   93,970,528.44                           92.78%
  30-59 Days Past Due                                         70                 7,313,098.53                            7.22
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                             PREPAYMENT PENALTY TERM

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
            PREPAYMENT PENALTY TERM                     LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  No Prepayment Penalties                                    296            $   30,129,008.81                           29.75%
  6 months                                                     2                   327,737.19                            0.32
  12 months                                                   13                 2,442,746.97                            2.41
  24 months                                                  282                42,279,272.75                           41.74
  30 months                                                    2                   257,006.34                            0.25
  36 months                                                  164                18,018,992.59                           17.79
  42 months                                                    1                    82,238.03                            0.08
  60 months or higher                                         57                 7,746,624.29                            7.65
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                  GROSS MARGIN

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                   RANGE OF                          OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
                 GROSS MARGINS                          LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
    2.001%   to   2.500%                                       1            $      210,756.92                            0.21%
    3.001%   to   3.500%                                       2                   182,049.58                            0.18
    3.501%   to   4.000%                                       1                   105,326.51                            0.10
    4.001%   to   4.500%                                      21                 1,575,220.22                            1.56
    4.501%   to   5.000%                                      53                 5,311,749.19                            5.24
    5.001%   to   5.500%                                      39                 3,760,276.08                            3.71
    5.501%   to   6.000%                                      78                 9,324,824.07                            9.21
    6.001%   to   6.500%                                     159                25,520,773.86                           25.20
    6.501%   to   7.000%                                     193                27,133,727.48                           26.79
    7.001%   to   7.500%                                      80                 9,313,999.91                            9.20
    7.501%   to   8.000%                                      45                 4,550,052.56                            4.49
    8.001%   to   8.500%                                      30                 2,870,504.36                            2.83
    8.501%   to   9.000%                                      27                 3,325,892.15                            3.28
    9.001%   to   9.500%                                      25                 2,304,319.21                            2.28
    9.501%   to  10.000%                                      29                 2,403,445.48                            2.37
   10.001%   to  10.500%                                      19                 1,929,746.85                            1.91
   10.501%   to  11.000%                                       8                   704,225.58                            0.70
   11.001%   to  11.500%                                       3                   292,282.66                            0.29
   11.501%   to  12.000%                                       2                   157,180.36                            0.16
   No Margin                                                   2                   307,273.94                            0.30
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                            INITIAL PERIODIC RATE CAP

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
           INITIAL PERIODIC RATE CAP                    LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  1.000%                                                     265            $   23,715,894.23                           23.42%
  1.500%                                                     220                36,673,745.95                           36.21
  2.000%                                                      18                 3,018,192.49                            2.98
  3.000%                                                     311                37,563,758.49                           37.09
  6.000%                                                       3                   312,035.81                            0.31
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


                          SUBSEQUENT PERIODIC RATE CAP

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                                                     OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
         SUBSEQUENT PERIODIC RATE CAP                   LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  1.000%                                                     560            $   58,534,147.68                           57.79%
  1.500%                                                     253                42,468,993.53                           41.93
  2.000%                                                       2                   161,046.73                            0.16
  3.000%                                                       2                   119,439.03                            0.12
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                              MAXIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                   RANGE OF                          OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
            MAXIMUM MORTGAGE RATES                      LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  12.001%   to  12.500%                                        1            $       82,367.25                            0.08%
  12.501%   to  13.000%                                        5                 1,273,781.18                            1.26
  13.001%   to  13.500%                                       12                 1,665,196.02                            1.64
  13.501%   to  14.000%                                       17                 2,589,962.80                            2.56
  14.001%   to  14.500%                                       23                 3,482,425.17                            3.44
  14.501%   to  15.000%                                       73                12,342,374.83                           12.19
  15.001%   to  15.500%                                       87                12,959,273.91                           12.80
  15.501%   to  16.000%                                      122                19,289,654.53                           19.05
  16.001%   to  16.500%                                       96                11,623,062.33                           11.48
  16.501%   to  17.000%                                      128                13,855,616.88                           13.68
  17.001%   to  17.500%                                       68                 6,208,685.84                            6.13
  17.501%   to  18.000%                                       77                 6,908,811.50                            6.82
  18.001%   to  18.500%                                       35                 3,087,318.44                            3.05
  18.501%   to  19.000%                                       34                 2,602,081.09                            2.57
  19.001%   to  19.500%                                       16                 1,657,679.35                            1.64
  19.501%   to  20.000%                                        8                 1,000,996.74                            0.99
  20.001%   to  20.500%                                       10                   404,587.39                            0.40
  21.501%   to  22.000%                                        2                   131,687.47                            0.13
  22.001%   to  22.500%                                        1                    26,413.64                            0.03
  22.501%   to  23.000%                                        2                    91,650.61                            0.09
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                              MINIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                   RANGE OF                          OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
            MINIMUM MORTGAGE RATES                      LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
   3.001%   to   3.500%                                        1            $      110,483.81                            0.11%
   4.501%   to   5.000%                                        6                   488,559.97                            0.48
   5.001%   to   5.500%                                        6                   677,409.70                            0.67
   5.501%   to   6.000%                                        8                 1,595,737.13                            1.58
   6.001%   to   6.500%                                       16                 2,402,435.89                            2.37
   6.501%   to   7.000%                                       22                 2,523,146.34                            2.49
   7.001%   to   7.500%                                       35                 5,041,799.24                            4.98
   7.501%   to   8.000%                                       63                10,884,241.50                           10.75
   8.001%   to   8.500%                                       61                 8,866,019.68                            8.75
   8.501%   to   9.000%                                      105                17,837,358.69                           17.61
   9.001%   to   9.500%                                       87                11,752,220.71                           11.60
   9.501%   to  10.000%                                      124                14,497,193.76                           14.31
  10.001%   to  10.500%                                       65                 6,767,193.96                            6.68
  10.501%   to  11.000%                                       76                 6,858,934.62                            6.77
  11.001%   to  11.500%                                       43                 3,737,724.44                            3.69
  11.501%   to  12.000%                                       42                 3,040,337.17                            3.00
  12.001%   to  12.500%                                       19                 1,272,591.41                            1.26
  12.501%   to  13.000%                                       16                 1,630,337.17                            1.61
  13.001%   to  13.500%                                        7                   703,096.56                            0.69
  13.501%   to  14.000%                                        8                   262,857.20                            0.26
  14.001%   to  14.500%                                        2                    84,196.30                            0.08
  15.001%   to  15.500%                                        2                   131,687.47                            0.13
  15.501%   to  16.000%                                        1                    26,413.64                            0.03
  16.001%   to  16.500%                                        2                    91,650.61                            0.09
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                         NEXT LOAN RATE ADJUSTMENT MONTH

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                                       NUMBER                                     PRINCIPAL BALANCE OF THE
                NEXT LOAN RATE                       OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGES
               ADJUSTMENT MONTH                         LOANS               OUTSTANDING                  OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
  October 2002                                                 2            $      141,512.29                            0.14%
  November 2002                                               52                 3,716,394.40                            3.67
  December 2002                                               22                 1,311,640.34                            1.30
  January 2003                                                31                 2,901,454.62                            2.86
  February 2003                                               26                 1,885,452.31                            1.86
  March 2003                                                  52                 4,679,752.07                            4.62
  April 2003                                                  55                 4,565,386.33                            4.51
  May 2003                                                     5                   416,143.48                            0.41
  June 2003                                                    4                   310,752.10                            0.31
  July 2003                                                   13                 1,114,291.21                            1.10
  August 2003                                                 29                 4,062,532.78                            4.01
  September 2003                                               6                   893,766.87                            0.88
  October 2003                                                 9                 1,802,525.34                            1.78
  November 2003                                               13                 1,841,875.71                            1.82
  December 2003                                               15                 2,053,653.38                            2.03
  January 2004                                                16                 3,520,233.28                            3.48
  February 2004                                               20                 2,678,802.96                            2.64
  March 2004                                                  30                 5,374,440.38                            5.31
  April 2004                                                  65                10,574,660.63                           10.44
  May 2004                                                    11                 2,347,006.58                            2.32
  June 2004                                                   80                12,196,271.68                           12.04
  July 2004                                                   77                11,973,226.92                           11.82
  August 2004                                                115                12,323,879.93                           12.17
  September 2004                                               9                 1,207,744.26                            1.19
  October 2004                                                 3                   220,298.81                            0.22
  November 2004                                                7                   929,725.54                            0.92
  December 2004                                                8                   836,265.60                            0.83
  January 2005                                                13                 1,649,161.48                            1.63
  February 2005                                                4                   303,530.14                            0.30
  March 2005                                                   3                   322,467.05                            0.32
  April 2005                                                   5                   740,942.38                            0.73
  May 2005                                                     5                   784,177.55                            0.77
  June 2005                                                    5                   675,167.11                            0.67
  July 2005                                                    4                   556,244.79                            0.55
  August 2005                                                  3                   372,246.67                            0.37
--------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                   817            $  101,283,626.97                          100.00%
================================================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS AF-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        8.88        1.79        1.21        0.90         0.71        0.57        0.40
  Modified Duration (at par)                  7.88        1.72        1.18        0.88         0.69        0.56        0.40
  First Principal Payment Date              11/25/02    11/25/02    11/25/02    11/25/02     11/25/02    11/25/02    11/25/02
  Last Principal Payment Date               02/25/18    09/25/06    06/25/05    10/25/04     05/25/04    01/25/04    09/25/03
  Principal Payment Window (Months)            184         47          32          24           19          15          11

CLASS AF-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        18.32       6.18        4.29        3.11         2.19        1.77        1.24
  Modified Duration (at par)                  12.79       5.34        3.85        2.86         2.06        1.68        1.18
  First Principal Payment Date              02/25/18    09/25/06    06/25/05    10/25/04     05/25/04    01/25/04    09/25/03
  Last Principal Payment Date               04/25/24    02/25/12    06/25/09    11/25/07     10/25/05    03/25/05    06/25/04
  Principal Payment Window (Months)            75          66          49          38           18          15          10

CLASS AF-3
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.53       15.11       11.20       8.61         6.84        4.76        2.01
  Modified Duration (at par)                  13.02        9.75        7.94       6.53         5.45        3.96        1.85
  First Principal Payment Date              04/25/24    02/25/12    06/25/09    11/25/07     10/25/05    03/25/05    06/25/04
  Last Principal Payment Date               02/25/31    07/25/28    07/25/23    02/25/19     11/25/15    06/25/13    02/25/05
  Principal Payment Window (Months)            83          198         170         136         122          100          9

CLASS AV-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        16.52       2.69        1.75        1.22         0.94        0.74        0.49
  Modified Duration (at par)                  13.51       2.55        1.69        1.19         0.92        0.73        0.48
  First Principal Payment Date              11/25/02    11/25/02    11/25/02    11/25/02     11/25/02    11/25/02    11/25/02
  Last Principal Payment Date               05/25/29    05/25/10    09/25/07    10/25/05     02/25/05    08/25/04    01/25/04
  Principal Payment Window (Months)            319         91          59          36           28          22          15

CLASS AV-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        28.22       11.70       7.70        5.47         3.62        2.28        1.50
  Modified Duration (at par)                  20.11        9.97       6.89        5.04         3.40        2.19        1.46
  First Principal Payment Date              05/25/29    05/25/10    09/25/07    10/25/05     02/25/05    08/25/04    01/25/04
  Last Principal Payment Date               04/25/32    01/25/23    06/25/16    05/25/12     08/25/09    09/25/05    09/25/04
  Principal Payment Window (Months)            36          153         106         80           55          14           9


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS M-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.54       10.07       7.02        5.44         4.82        4.99        4.78
  Modified Duration (at par)                  17.64        8.50       6.18        4.93         4.44        4.60        4.41
  First Principal Payment Date              05/25/22    04/25/07    11/25/05    02/25/06     06/25/06    11/25/06    02/25/05
  Last Principal Payment Date               02/25/32    04/25/25    01/25/20    01/25/16     04/25/13    05/25/11    04/25/10
  Principal Payment Window (Months)            118         217         171         120          83          55          63

CLASS M-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.53       10.00       6.95        5.33         4.54        4.26        3.38
  Modified Duration (at par)                  15.83        8.00       5.88        4.68         4.08        3.87        3.12
  First Principal Payment Date              05/25/22    04/25/07    11/25/05    12/25/05     02/25/06    05/25/06    09/25/05
  Last Principal Payment Date               12/25/31    01/25/24    08/25/18    11/25/14     05/25/12    07/25/10    03/25/08
  Principal Payment Window (Months)            116         202         154         108          76          51          31

CLASS B-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.48       9.75        6.74        5.12         4.28        3.86        2.91
  Modified Duration (at par)                  14.27       7.46        5.53        4.39         3.77        3.44        2.66
  First Principal Payment Date              05/25/22    04/25/07    11/25/05    11/25/05     12/25/05    12/25/05    04/25/05
  Last Principal Payment Date               09/25/31    12/25/21    10/25/16    05/25/13     02/25/11    07/25/09    06/25/07
  Principal Payment Window (Months)            113         177         132         91           63          44          27

CLASS B-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.30       9.14        6.26        4.74         3.93        3.50        2.60
  Modified Duration (at par)                  13.78       7.04        5.18        4.09         3.48        3.13        2.38
  First Principal Payment Date              05/25/22    04/25/07    11/25/05    11/25/05     11/25/05    12/25/05    04/25/05
  Last Principal Payment Date               08/25/30    03/25/17    12/25/12    05/25/10     09/25/08    07/25/07    01/25/06
  Principal Payment Window (Months)            100         120         86          55           35          20          10


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS AF-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       8.88         1.79        1.21        0.90        0.71        0.57         0.40
  Modified Duration (at par)                 7.88         1.72        1.18        0.88        0.69        0.56         0.40
  First Principal Payment Date             11/25/02     11/25/02    11/25/02    11/25/02    11/25/02    11/25/02     11/25/02
  Last Principal Payment Date              02/25/18     09/25/06    06/25/05    10/25/04    05/25/04    01/25/04     09/25/03
  Principal Payment Window (Months)           184          47          32          24          19          15           11

CLASS AF-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       18.32        6.18        4.29        3.11        2.19        1.77         1.24
  Modified Duration (at par)                 12.79        5.34        3.85        2.86        2.06        1.68         1.18
  First Principal Payment Date             02/25/18     09/25/06    06/25/05    10/25/04    05/25/04    01/25/04     09/25/03
  Last Principal Payment Date              04/25/24     02/25/12    06/25/09    11/25/07    10/25/05    03/25/05     06/25/04
  Principal Payment Window (Months)           75           66          49          38          18          15           10

CLASS AF-3
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.50       12.63        8.93        6.76        5.25        3.54         2.01
  Modified Duration (at par)                 13.02        8.81        6.84        5.48        4.43        3.11         1.85
  First Principal Payment Date             04/25/24     02/25/12    06/25/09    11/25/07    10/25/05    03/25/05     06/25/04
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     02/25/05
  Principal Payment Window (Months)           75           56          38          28          33          27           9

CLASS AV-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       16.52        2.69        1.75        1.22        0.94        0.74         0.49
  Modified Duration (at par)                 13.51        2.55        1.69        1.19        0.92        0.73         0.48
  First Principal Payment Date             11/25/02     11/25/02    11/25/02    11/25/02    11/25/02    11/25/02     11/25/02
  Last Principal Payment Date              05/25/29     05/25/10    09/25/07    10/25/05    02/25/05    08/25/04     01/25/04
  Principal Payment Window (Months)           319          91          59          36          28          22           15

CLASS AV-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       27.49       11.06        7.38        5.32        3.56        2.28         1.50
  Modified Duration (at par)                 19.75        9.53        6.64        4.91        3.35        2.19         1.46
  First Principal Payment Date             05/25/29     05/25/10    09/25/07    10/25/05    02/25/05    08/25/04     01/25/04
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    09/25/05     09/25/04
  Principal Payment Window (Months)           14           77          59          53          41          14           9


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS M-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.36        9.27        6.36        4.94        4.41        4.46         3.12
  Modified Duration (at par)                 17.55        7.99        5.71        4.54        4.10        4.15         2.95
  First Principal Payment Date             05/25/22     04/25/07    11/25/05    02/25/06    06/25/06    11/25/06     02/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           98          114          81          49          25           7           11

CLASS M-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.36        9.27        6.36        4.88        4.17        3.97         3.09
  Modified Duration (at par)                 15.77        7.59        5.50        4.36        3.79        3.63         2.87
  First Principal Payment Date             05/25/22     04/25/07    11/25/05    12/25/05    02/25/06    05/25/06     09/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           98          114          81          51          29          13           4

CLASS B-1
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.36        9.27        6.36        4.85        4.05        3.67         2.78
  Modified Duration (at par)                 14.24        7.22        5.30        4.20        3.59        3.30         2.56
  First Principal Payment Date             05/25/22     04/25/07    11/25/05    11/25/05    12/25/05    12/25/05     04/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           98          114          81          52          31          18           9

CLASS B-2
--------------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
--------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.29        9.12        6.25        4.74        3.93        3.49         2.59
  Modified Duration (at par)                 13.78        7.03        5.17        4.08        3.47        3.13         2.38
  First Principal Payment Date             05/25/22     04/25/07    11/25/05    11/25/05    11/25/05    12/25/05     04/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           98          114          81          52          32          18           9


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      | C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
      | SERIES 2002-CB5
      | $[204,914,000] (APPROXIMATE)
--------------------------------------------------------------------------------

                                                      RATE CAP TABLE
                                                      --------------
                AF-1   GROUP II  GROUP II                                            GROUP II   GROUP II
DISTRIBUTION    RATE     RATE      RATE    SUBORDINATE  SUBORDINATE   DISTRIBUTION     RATE       RATE    SUBORDINATE  SUBORDINATE
    DATE       CAP(1)   CAP(1)    CAP(2)   RATE CAP(1)  RATE CAP(2)       DATE        CAP(1)     CAP(2)   RATE CAP(1)  RATE CAP(2)
-----------------------------------------------------------------------------------------------------------------------------------
   Nov-02       10.20   11.19     11.19       10.68         10.68         Jul-06       8.76      15.37       8.80          11.52
   Dec-02        6.56    7.17      7.17        6.86          6.86         Aug-06       8.48      14.96       8.51          11.17
   Jan-03        6.43    6.99      6.99        6.70          6.70         Sep-06       8.48      14.96       8.51          11.16
   Feb-03        6.54    7.05      7.15        6.79          6.83         Oct-06       8.76      15.54       8.79          11.55
   Mar-03        6.95    7.57      7.84        7.25          7.38         Nov-06       8.48      15.04       8.51          11.17
   Apr-03        6.36    6.87      7.20        6.60          6.76         Dec-06       8.76      15.54       8.79          11.53
   May-03        6.70    7.20      7.54        6.93          7.10         Jan-07       8.47      15.04       8.51          11.15
   Jun-03        6.57    7.03      7.36        6.79          6.94         Feb-07       8.47      15.12       8.51          11.17
   Jul-03        6.89    7.29      7.63        7.08          7.24         Mar-07       9.38      16.74       9.42          12.36
   Aug-03        6.73    7.10      7.66        6.91          7.17         Apr-07       8.47      15.16       8.51          11.17
   Sep-03        6.80    7.18      7.83        6.98          7.28         May-07       8.76      15.66       8.79          11.53
   Oct-03        7.10    7.47      8.16        7.27          7.60         Jun-07       8.47      15.16       8.51          11.14
   Nov-03        8.55    8.61      9.32        8.58          8.91         Jul-07       8.76      15.66       8.79          11.51
   Dec-03        8.83    8.90      9.63        8.87          9.21         Aug-07       8.47      15.17       8.51          11.13
   Jan-04        8.55    8.61      9.32        8.58          8.91         Sep-07       8.47      15.17       8.51          11.12
   Feb-04        8.55    8.61      9.47        8.58          8.97         Oct-07       8.76      15.68       8.79          11.48
   Mar-04        9.14    9.21     10.23        9.17          9.64         Nov-07       8.47      15.17       8.51          11.10
   Apr-04        8.55    8.61      9.60        8.58          9.03         Dec-07       8.76      15.68       8.79          11.46
   May-04        8.83    8.90      9.94        8.86          9.34         Jan-08       8.47      15.17       8.51          11.08
   Jun-04        8.55    8.56     10.76        8.55          9.55         Feb-08       8.47      15.17       8.51          11.07
   Jul-04        8.83    8.84     11.12        8.84          9.87         Mar-08       9.06      16.22       9.09          11.82
   Aug-04        8.55    8.48     11.03        8.51          9.66         Apr-08       8.47      15.17       8.51          11.05
   Sep-04        8.55    8.48     11.12        8.51          9.70         May-08       8.76      15.67       8.79          11.40
   Oct-04        8.83    8.76     11.52        8.80         10.03         Jun-08       8.47      15.17       8.50          11.03
   Nov-04                8.48     11.17        8.51          9.71         Jul-08       8.76      15.67       8.79          11.38
   Dec-04                8.76     12.29        8.80         10.37         Aug-08       8.47      15.17       8.50          11.00
   Jan-05                8.48     11.90        8.51         10.02         Sep-08       8.47      15.17       8.50          10.99
   Feb-05                8.48     12.12        8.51         10.12         Oct-08       8.76      15.67       8.79          11.35
   Mar-05                9.38     13.52        9.43         11.24         Nov-08       8.47      15.17       8.50          10.97
   Apr-05                8.48     12.40        8.51         10.23         Dec-08       8.75      15.67       8.79          11.33
   May-05                8.76     12.84        8.80         10.57         Jan-09       8.47      15.17       8.50          10.95
   Jun-05                8.48     13.15        8.51         10.54         Feb-09       8.47      15.17       8.50          10.94
   Jul-05                8.76     13.59        8.80         10.88         Mar-09       9.38      16.79       9.41          12.11
   Aug-05                8.48     13.36        8.51         10.61         Apr-09       8.47      15.17       8.50          10.92
   Sep-05                8.48     13.41        8.51         10.63         May-09       8.75      15.67       8.78          11.28
   Oct-05                8.76     13.94        8.80         11.01         Jun-09       8.47      15.17       8.50          10.90
   Nov-05                8.48     13.50        8.51         10.65         Jul-09       8.75      15.67       8.78          11.26
   Dec-05                8.76     14.70        8.80         11.31         Aug-09       8.47      15.17       8.50          10.88
   Jan-06                8.48     14.23        8.51         10.94         Sep-09       8.47      15.17       8.50          10.87
   Feb-06                8.48     14.36        8.51         10.98         Oct-09       8.75      15.67       8.78          11.23
   Mar-06                9.38     15.91        9.42         12.15         Nov-09       8.47      15.17       8.49          10.86
   Apr-06                8.48     14.44        8.51         11.00         Dec-09       8.75      15.67       8.78          11.21
   May-06                8.76     14.92        8.80         11.35         Jan-10       8.47      15.17       8.49          10.84
   Jun-06                8.48     14.88        8.51         11.16         Feb-10       8.47      15.17       8.49          10.83

(1) Assumes zero losses, 10% clean-up call, pricing prepayment speed, and one-month LIBOR is instantaneously increased to a rate of 20%
(2)   Assumes all indices are instantaneously increased to a rate of 20%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.